       As filed with the Securities and Exchange Commission on February 22, 2001
                                                             File Nos. 333-25803
                                                                       811-08189

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 8
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 9

                         FLEMING MUTUAL FUND GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                 320 Park Avenue
                            New York, New York 10022
                     (Address of Principal Executive Office)

                                 (212) 508-3900
              (Registrant's Telephone Number, Including Area Code)

                               Steven J. Paggioli
                     Investment Company Administration, LLC
                            915 Broadway, Suite 1605
                            New York, New York 10011
                     (Name and Address of Agent for Service)

                     Please Send Copy of Communications to:

                              Cynthia Cobden, Esq.
                           Simpson, Thacher & Bartlett
                              425 Lexington Avenue
                               New York, NY 10017
                                 (212) 455-2000

It is proposed that this filing will become effective (check appropriate box):
               / /   Immediately upon filing pursuant to paragraph (b)
               / /   On __(date)____, pursuant to paragraph (b) of Rule 485
               /X/   60 days after filing pursuant to paragraph (a)(1)
               / /   On __(date)____, pursuant to paragraph (a)(1)
               / /   75 days after filing pursuant to paragraph (a)(2)
               / /   On __(date)____, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
               / / this post-effective amendment designates a new effective date for a previously file post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                       SUBJECT TO COMPLETION, DATED FEBRUARY 22, 2001

PROSPECTUS       , 2001

[SIDEBAR]

MID CAP
VALUE FUND

SMALL CAP
GROWTH FUND

[END SIDEBAR]

J.P. MORGAN
FLEMING EQUITY
FUNDS

THIS PROSPECTUS OFFERS:

CLASS A, CLASS B AND CLASS C SHARES


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                      PSBD-1-200

MID CAP VALUE FUND                    1

SMALL CAP GROWTH FUND                10

THE FUND'S INVESTMENT ADVISER        19

HOW YOUR ACCOUNT WORKS               21

SHAREHOLDER SERVICES                 29

HOW TO REACH US              Back cover

MID CAP VALUE FUND

[SIDEBAR]

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

[END SIDEBAR]

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc. (the Adviser) believes to be undervalued. Market capitalization is the total market value of a company's shares.

The Adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The Adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The Adviser uses a wide variety of sources and research companies. These sources include electronic screens, the Adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the Adviser considers to be the key criteria for financial success. Then, the Adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The Adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase

MID CAP VALUE FUND

of the original investment may cause the security to be eliminated from the portfolio. The Adviser may sell a security due to opportunity cost. Typically, the Adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the Adviser may sell a security due to extreme valuation. While the Adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

The Fund may invest in foreign securities. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (not including its investment objective) without shareholder approval. [icon]


[SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[END SIDEBAR]

MID CAP VALUE FUND

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Mid Cap Value Fund.

The Fund may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the Adviser believes are undervalued do not appreciate as much as the Adviser anticipates or if companies which the Adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards.

Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[SIDEBAR]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[END SIDEBAR]

MID CAP VALUE FUND

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched
on                         , 2001 is based on the performance of
Institutional Class shares of the Fund. Institutional Class shares are not offered in this prospectus, but Institutional Class shares would have substantially similar annual returns to Class A, B and C shares because the shares are invested in the same portfolio of securities and returns would differ only to the extent that the classes have different expenses. The actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown. [icon]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. if the load were reflected, the performance figures would have been lower.

The bars for 1998-2000 are based upon performance for Institutional Class shares of the fund.

           1998         19.77%
           1999         13.87%
           2000         35.28%

--------------------------------------------
 BEST QUARTER                  17.96%
--------------------------------------------

                    4TH QUARTER, 1998

--------------------------------------------
 WORST QUARTER                -11.06%
--------------------------------------------

                    3RD QUARTER, 1998

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDING DECEMBER 31, 2000
                                                                     SINCE INCEPTION
                                                       PAST 1 YEAR   (11/13/97)
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS                                   35.28%        23.45%
 S&P/BARRA MID CAP 400 VALUE INDEX                     27.84%        13.34%
 RUSSELL MID CAP VALUE INDEX                           19.18%         9.87%
------------------------------------------------------------------------------------

MID CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                                (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                                SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                                OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
----------------------------------------------------------------------------------------
 CLASS A SHARES                 5.75%                       NONE
----------------------------------------------------------------------------------------
 CLASS B SHARES                 NONE                        5.00%
----------------------------------------------------------------------------------------
 CLASS C SHARES                 NONE                        1.00%
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                       TOTAL ANNUAL
                                MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
 CLASS OF SHARES                FEE          (12B-1) FEES   EXPENSES   EXPENSES
----------------------------------------------------------------------------------------
 CLASS A                        0.70%        0.25%          0.55%       1.50%
----------------------------------------------------------------------------------------
 CLASS B                        0.70%        1.00%          0.55%       2.25%
----------------------------------------------------------------------------------------
 CLASS C                        0.70%        1.00%          0.55%       2.25%
----------------------------------------------------------------------------------------

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

 *  THE TABLE IS BASED ON ESTIMATED "OTHER EXPENSES" FOR THE CURRENT
    FISCAL YEAR.

THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A, B AND C SHARES ARE NOT EXPECTED TO EXCEED 1.50% 2.25% AND 2.25%, RESPECTIVELY. THAT'S BECAUSE THE ADVISER AND SOME OF THE FUND'S OTHER SERVICE PROVIDERS HAVE VOLUNTEERED NOT TO COLLECT A PORTION OF THEIR FEES AND TO REIMBURSE OTHERS. THE ADVISER AND THESE OTHER SERVICE PROVIDERS MAY END THIS ARRANGEMENT AT ANY TIME.

THIS TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000
-  you sell all your shares at the end of the period
-  your investment has a 5% return each year
-  you reinvest all your dividends, and
- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                        1 YEAR       3 YEARS
------------------------------------------------------------------------------------
 CLASS A SHARES*                                       $ 719         $1,022
------------------------------------------------------------------------------------
 CLASS B SHARES**                                      $ 728         $1,003
------------------------------------------------------------------------------------
 CLASS C SHARES**                                      $ 328         $1,205
------------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:
                                                        1 YEAR       3 YEARS
------------------------------------------------------------------------------------
 CLASS B SHARES                                         $ 228        $  703
------------------------------------------------------------------------------------
 CLASS C SHARES                                         $ 228        $  703
------------------------------------------------------------------------------------

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

SMALL CAP GROWTH FUND

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.


THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc. (the Adviser) believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

The Adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The Adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The Adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The Adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The Adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The Adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the Adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

During the research phase, the Adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the Adviser considers qualitative fac-tors, such as the Adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The Adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income producing real estate or loans related to real estate.

The Fund may invest in derivatives, which are financial instruments whose value is based on

SMALL CAP GROWTH FUND

another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (not including its investment objective) without shareholder approval.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS, THUS LOWERING PERFORMANCE, AND INCREASE YOUR TAXABLE DIVIDENDS.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Growth Fund.

The Fund may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the Adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate

SMALL CAP GROWTH FUND

assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment. [ICON]

[SIDEBAR]

AN INVESTMENT IN THE FUND ISN'T A DEPOSIT OF THE CHASE MANHATTAN BANK AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[END SIDEBAR]

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched
on           , 2001 is based on the performance of Institutional Class shares of the Fund. Institutional Class shares are not offered in this prospectus, but Institutional Class shares would have substantially similar annual returns to Class A, B and C shares because the shares are invested in the same portfolio of securities and returns would differ only to the extent that the classes have different expenses. The actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown. [ICON]

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS
FUND WILL PERFORM IN THE FUTURE.

1998                      14.86%
1999                      46.54%
2000                      -7.79%

THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT
REFLECT ANY DEDUCTION FOR THE FRONT-END SALES
LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE
LOAD WERE REFLECTED, THE PERFORMANCE FIGURES
WOULD HAVE BEEN LOWER.

THE BARS FOR 1998-2000 ARE BASED UPON
PERFORMANCE FOR INSTITUTIONAL CLASS SHARES OF THE
FUND.

----------------------------------------
 BEST QUARTER                  23.59%
----------------------------------------
                    4TH QUARTER, 1998
----------------------------------------
 WORST QUARTER                -18.29%
----------------------------------------
                    3RD QUARTER, 1998
----------------------------------------

SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDING DECEMBER 31, 2000

                                                   SINCE INCEPTION
                               PAST 1 YEAR         (11/14/97)
-------------------------------------------------------------------
-------------------------------------------------------------------
INSTITUTIONAL CLASS               -7.79%               15.82%
-------------------------------------------------------------------
RUSSELL 2000 INDEX                -3.02%                4.80%
-------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX        -22.43%                3.02%
-------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                             (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                             SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                             OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 CLASS A SHARES                 5.75%                       NONE
-------------------------------------------------------------------------------------
 CLASS B SHARES                 NONE                        5.00%
-------------------------------------------------------------------------------------
 CLASS C SHARES                 NONE                        1.00%
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                            TOTAL ANNUAL
                     MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
 CLASS OF SHARES     FEE          (12B-1) FEES   EXPENSES   EXPENSES
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 CLASS A               0.80%       0.25%        0.55%       1.60%
--------------------------------------------------------------------------
 CLASS B               0.80%       1.00%        0.55%       2.35%
--------------------------------------------------------------------------
 CLASS C               0.80%       1.00%        0.55%       2.35%
--------------------------------------------------------------------------

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

* THE TABLE IS BASED ON ESTIMATED "OTHER EXPENSES" FOR THE CURRENT FISCAL
  YEAR.

THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A, B AND C SHARES ARE NOT EXPECTED TO EXCEED 1.60%,2.35% and 2.35%, RESPECTIVELY THAT'S BECAUSE THE ADVISER AND SOME OF THE FUND'S OTHER SERVICE PROVIDERS HAVE VOLUNTEERED NOT TO COLLECT A PORTION OF THEIR FEES AND TO REIMBURSE OTHERS. THE ADVISER AND THESE OTHER SERVICE PROVIDERS MAY END THIS ARRANGEMENT AT ANY TIME. THIS TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

SMALL CAP GROWTH FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvest all your dividends, and
- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR       3 YEARS
-------------------------------------------------------------
 CLASS A SHARES*                 $ 728         $1,051
-------------------------------------------------------------
 CLASS B SHARES**                $ 738         $1,033
-------------------------------------------------------------
 CLASS C SHARES**                $ 338         $  733
-------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                  1 YEAR       3 YEARS
-------------------------------------------------------------
 CLASS B SHARES                   $ 238        $  733
-------------------------------------------------------------
 CLASS C SHARES                   $ 238        $  733
-------------------------------------------------------------

 *ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

FUND'S INVESTMENT ADVISER

The Adviser is a New York-based SEC-registered investment management firm. The Adviser is a wholly-owned subsidiary of J.P. Morgan Chase & Co. (JPMC). JPMC is a global financial services firm headquartered in New York with assets in excess of $705 billion. The Adviser has, since 1984, managed U.S. equities for institutions, major corporations, foundations, endowments, public funds and religious organizations. As of September 30, 2000, the Adviser had discretionary management authority over assets in excess of $6 billion. The Adviser's principal business address is 522 Fifth Avenue, New York, New York 10036.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser makes the investment decision for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Board of Directors.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .70% of the average daily net assets of the Mid Cap Value Fund and .80% of those of the Small Cap Growth Fund. [The Adviser has contractually agreed through March 2002 to waive all or a portion of its fee and to reimburse expenses of the Mid Cap Value and

FUND'S INVESTMENT ADVISER

Small Cap Growth Funds in order to limit their annual operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 0.75% and 0.85%, respectively.]

[The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 0.75% of the Mid Cap Value Fund's average daily net assets and 0.85% of the Small Cap Growth Fund's average daily net assets. The contract has a one year term ending March 2002. In addition, the Adviser may voluntarily reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Adviser are subject to reimbursement by the Fund if requested by the Adviser in the three subsequent fiscal years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Any such reimbursement will be reviewed by the Directors. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.]


PORTFOLIO MANAGERS

MID CAP VALUE FUND

JONATHAN KENDREW LLEWELYN SIMON, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the Adviser since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Mr. Simon is President of Fleming Asset Management USA, which is a division of the Adviser.

SMALL CAP GROWTH FUND

CHRISTOPHER MARK VYVYAN JONES, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the Adviser since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the Adviser's Small Company Investment Team. [icon]

HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES

There's a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You have a choice of three different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

HOW YOUR ACCOUNT WORKS


CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

                      TOTAL SALES CHARGE
                   AS % OF THE     AS %
                   OFFERING        OF NET
AMOUNT OF          PRICE           AMOUNT
INVESTMENT         PER SHARE       INVESTED
---------------------------------------------------------
 LESS THAN
 $100,000          5.75%            6.10%
---------------------------------------------------------
 $100,000 BUT
 UNDER $250,000    3.75%            3.90%
---------------------------------------------------------
 $250,000 BUT
 UNDER $500,000    2.50%            2.56%
---------------------------------------------------------
 $500,000 BUT
 UNDER $1 MILLION  2.00%            2.04%
---------------------------------------------------------

There is no sales charge for investments of $1 million or more.


CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.



YEAR         DEFERRED SALES CHARGE
----------------------------------
 1           5%
----------------------------------
 2           4%
----------------------------------
 3           3%
----------------------------------
 4           3%
----------------------------------
 5           2%
----------------------------------
 6           1%
----------------------------------
 7           NONE
----------------------------------
 8           NONE
----------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by distribution reinvestment can be sold without a deferred sales charge.


CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with the Adviser or Chase. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 1.00% of the average daily net assets attributed to Class B and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you. [icon]

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which of the Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

HOW YOUR ACCOUNT WORKS


THROUGH THE FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.


                              ----------


Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR
GET FUND INFORMATION, CALL:
------------------------------------------------
THE FUNDS SERVICE CENTER
------------------------------------------------
1-800-348-4782
------------------------------------------------


MINIMUM INVESTMENTS

-------------------------------------------
TYPE OF        INITIAL        ADDITIONAL
ACCOUNT        INVESTMENT     INVESTMENTS
-------------------------------------------
REGULAR
ACCOUNT         $2,500        $100
-------------------------------------------
SYSTEMATIC
INVESTMENT
PLAN            $1,000        $100
-------------------------------------------
IRAS            $1,000        $100
-------------------------------------------
SEP-IRAS        $1,000        $100
-------------------------------------------
EDUCATION
IRAS            $  500        $100
-------------------------------------------

Make your check out to the applicable Fund in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which of the Funds you want to sell. He or she will send the necessary documents to the Funds Service Center. Your representative might charge you for this service.

THROUGH THE FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we'll send it by wire only to a bank account on our records.

Or


Send a signed letter with your instructions to:

FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as
$50 worth of shares. See Shareholder Services for details.

                          ----------


You can sell your shares on any day the Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving

HOW YOUR ACCOUNT WORKS


joint owner before selling the shares. Contact the Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Funds Service Center. Your representative might charge you for this service.

THROUGH THE FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one account to another of the same class. Call the Funds Service Center for details.

                          ----------

If you exchange Class B shares of a Fund for Class B shares of another Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege. [icon]

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Chase and/or VFD may, at their own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

HOW YOUR ACCOUNT WORKS


The Adviser, Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders. [icon]

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds intend to pay dividends annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation. [icon]

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one account to another on a regular basis. It's a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

SHAREHOLDER SERVICES


REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares. [icon]

WHAT THE TERMS MEAN

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas. [icon]

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-08189

-C- 2000 The Chase Manhattan Corporation. All Rights Reserved.           , 2001

Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                   PROSPECTUS SUBJECT TO COMPLETION-- FEBRUARY 22, 2001


J.P. MORGAN
FLEMING EQUITY
(INSTITUTIONAL) FUNDS


INSTITUTIONAL CLASS SHARES



[SIDEBAR]

MID CAP VALUE FUND
SMALL CAP GROWTH FUND

[END SIDEBAR]



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                    PSEQI-1-600X

MID CAP VALUE FUND                                1

SMALL CAP GROWTH FUND                             9

THE FUNDS' INVESTMENT ADVISER                    17

HOW YOUR ACCOUNT WORKS                           19

WHAT THE TERMS MEAN                              23

FINANCIAL HIGHLIGHTS OF THE FUNDS                24

HOW TO REACH US                          BACK COVER

MID CAP VALUE FUND

[SIDEBAR]

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

[END SIDEBAR]


THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc. (the Adviser) believes to be undervalued. Market capitalization is the total market value of a company's shares.

The Adviser is a `bottom-up' manager and stock selection is based on company fundamentals. The Adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The Adviser uses a wide variety of sources and research companies. These sources include electronic screens, the Adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the Adviser considers to be the key criteria for financial success. Then, the Adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The Adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase

MID CAP VALUE FUND


of the original investment may cause the security to be eliminated from the portfolio. The Adviser may sell a security due to opportunity cost. Typically, the Adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the Adviser may sell a security due to extreme valuation. While the Adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

The Fund may invest in foreign securities. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (not including its investment objective) without shareholder approval. [ICON]


[SIDEBAR]

FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS, THUS LOWERING PERFORMANCE, AND INCREASE YOUR TAXABLE DIVIDENDS.

[END SIDEBAR]

MID CAP VALUE FUND


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Mid Cap Value Fund.

The Fund may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the Adviser believes are undervalued do not appreciate as much as the Adviser anticipates or if companies which the Adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards.

Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. [ICON]


[SIDEBAR]

AN INVESTMENT IN THE FUND ISN'T A DEPOSIT OF THE CHASE MANHATTAN BANK AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[END SIDEBAR]

MID CAP VALUE FUND


THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown. [ICON]

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

1998                   19.77%
1999                   13.87%
2000                   35.28%

-------------------------------------
 BEST QUARTER                  17.96%
-------------------------------------

                    4TH QUARTER, 1998

-------------------------------------
 WORST QUARTER                -11.06%
-------------------------------------

                    3RD QUARTER, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 2000

                                                                                 SINCE INCEPTION
                                                       PAST 1 YEAR               (11/13/97)
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                             35.28%                    23.45%
S&P/BARRA MID CAP 400 VALUE INDEX                      27.84%                    13.34%
RUSSELL MID CAP VALUE INDEX                            19.18%                     9.87%
------------------------------------------------------------------------------------------------

FEES AND EXPENSES


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                     TOTAL       FEE
                                                     ANNUAL      REDUCTION
                          MANAGE-                    FUND        AND/OR
                          MENT      DISTRIBUTION     OTHER       OPERATING    EXPENSE         NET
CLASS OF SHARES           FEE       (12B-1) FEES     EXPENSES    EXPENSES     REIMBURSEMENT   EXPENSES
------------------------------------------------------------------------------------------------------
INSTITUTIONAL
CLASS                     0.70%     NONE             3.54%       4.24%        -3.49%          0.75%
------------------------------------------------------------------------------------------------------

* THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY EXPENSES OF THE FUND TO ENSURE THAT TOTAL FUND OPERATING EXPENSES WILL NOT EXCEED NET EXPENSES SHOWN ABOVE. THIS CONTRACT HAS A ONE YEAR TERM ENDING MARCH 2002. THE ADVISER RESERVES THE RIGHT TO BE REIMBURSED FOR ANY FEES WAIVED OR EXPENSES PAID ON BEHALF OF A FUND FOR A PERIOD OF UP TO THREE YEARS FROM THE DATE INCURRED, IF THE FUND'S EXPENSES ARE LESS THAN NET EXPENSES ABOVE. THE DIRECTORS MAY TERMINATE THIS EXPENSE REIMBURSEMENT ARRANGEMENT AT ANY TIME.

  THIS TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

MID CAP VALUE FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  you invest $10,000
-  you sell all your shares at the end of the period
-  your investment has a 5% return each year
-  you reinvest all your dividends, and
- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                          $77         $967        $1,872       $4,193
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND

[SIDEBAR]
THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN
INVESTMENT STRATEGY
[/SIDEBAR]

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc. (the Adviser) believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

The Adviser is a "bottom-up" manager and stock selection is based on company fundamentals. The Adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The Adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The Adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The Adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The Adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the Adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

During the research phase, the Adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative

SMALL CAP GROWTH FUND

factors, the Adviser considers qualitative factors, such as the Adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The Adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income producing real estate or loans related to real estate.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (not including its investment objective) without shareholder approval.[ICON]

[SIDEBAR]
FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS, THUS LOWERING PERFORMANCE, AND INCREASE YOUR TAXABLE DIVIDENDS. [/SIDEBAR]

SMALL CAP GROWTH FUND

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Cap Growth Fund.

The Fund may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the Adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards.

Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.[ICON]
[SIDEBAR]
                                      AN INVESTMENT IN THE FUND ISN'T A
                                      DEPOSIT OF THE CHASE MANHATTAN
                                      BANK AND IT ISN'T INSURED OR
                                      GUARANTEED BY THE FEDERAL DEPOSIT
                                      INSURANCE CORPORATION OR ANY
                                      OTHER GOVERNMENT AGENCY.
[/SIDEBAR]

SMALL CAP GROWTH FUND

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[icon]

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS
FUND WILL PERFORM IN THE FUTURE.

1998        14.86%
1999        46.54%
2000        -7.79%

-------------------------------------
BEST QUARTER                   23.59%
-------------------------------------
                    4TH QUARTER, 1998
-------------------------------------
WORST QUARTER                 -18.29%
-------------------------------------
                    3RD QUARTER, 1998
-------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDING DECEMBER 31, 2000

                                                         SINCE INCEPTION
                                   PAST 1 YEAR           (11/14/97)
------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES           -7.79%                 15.82%
------------------------------------------------------------------------
RUSSELL 2000 INDEX                   -3.02%                  4.80%
------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX           -22.43%                  3.02%
------------------------------------------------------------------------

FEES AND EXPENSES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                      TOTAL        FEE
                                                      ANNUAL       REDUCTION
                    MANAGE-                           FUND         AND/OR
                    MENT     DISTRIBUTION   OTHER     OPERATING    EXPENSE        NET
CLASS OF SHARES     FEE      (12B-1) FEES   EXPENSES  EXPENSES     REIMBURSEMENT  EXPENSES
------------------------------------------------------------------------------------------
INSTITUTIONAL
 CLASS              0.80%    NONE           4.67%     5.47%        -4.62%         0.85%
------------------------------------------------------------------------------------------

* THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY EXPENSES OF THE FUND TO ENSURE THAT TOTAL FUND OPERATING EXPENSES WILL NOT EXCEED
  NET EXPENSES SHOWN ABOVE. THIS CONTRACT HAS A ONE YEAR TERM ENDING MARCH 2002. THE ADVISER RESERVES THE RIGHT TO BE REIMBURSED FOR ANY FEES WAIVED OR EXPENSES PAID ON BEHALF OF A FUND FOR A PERIOD OF UP TO THREE YEARS FROM THE DATE INCURRED, IF THE FUND'S EXPENSES ARE LESS THAN NET EXPENSES ABOVE. THE DIRECTORS MAY TERMINATE THIS EXPENSE REIMBURSEMENT ARRANGEMENT AT ANY TIME.

  THIS TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

SMALL CAP GROWTH FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
  SHARES                         $87         $1,221      $2,344       $5,107
--------------------------------------------------------------------------------

FUND'S INVESTMENT ADVISER

The Adviser is a New York-based SEC-registered investment management firm. The Adviser is a wholly-owned subsidiary of J.P.Morgan Chase & Co. (JPMC). JPMC is a global financial services firm headquartered in New York with assets in excess of $705 billion. The Adviser has, since 1984, managed U.S. equities for institutions, major corporations, foundations, endowments, public funds and religious organizations. As of September 30, 2000, the Adviser had discretionary management authority over assets in excess of $6 billion. The Adviser's principal business address is 522 Fifth Avenue, New York, New York 10036.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser makes the investment decision for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Board of Directors.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .70% of the average daily net assets of the Mid Cap Value Fund and .80% of those of the Small Cap Growth Fund. The Adviser has contractually agreed through March 2002 to waive all or a portion of its fee and to reimburse expenses of the Mid Cap Value and

FUND'S INVESTMENT ADVISER

Small Cap Growth Funds in order to limit their annual operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 0.75% and 0.85%, respectively.

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 0.75% of the Mid Cap Value Fund's average daily net assets and 0.85% of the Small Cap Growth Fund's average daily net assets. The contract has a one year term ending March 2002. In addition, the Adviser may voluntarily reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Adviser are subject to reimbursement by the Fund if requested by the Adviser in the three subsequent fiscal years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Any such reimbursement will be reviewed by the Directors. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

PORTFOLIO MANAGERS

MID CAP VALUE FUND

JONATHAN KENDREW LLEWELYN SIMON, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the Adviser since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Mr. Simon is President of Fleming Asset Management USA, which is a division of the Adviser.

SMALL CAP GROWTH FUND

CHRISTOPHER MARK VYVYAN JONES, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the Adviser since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the Adviser's Small Company Investment Team.[ICON]

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Shares in the Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your

HOW YOUR ACCOUNT WORKS

order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Shares must be paid for by federal funds wire. If the Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the Funds Service Center at 1-800-622-4273.

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. [An investor can combine purchases of Institutional Shares of other Chase Vista Funds (except for money market funds) in order to meet the minimum.] Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

SELLING SHARES

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the Funds Service Center.

THROUGH THE FUNDS SERVICE CENTER

Call 1-800-622-4273. We'll send the proceeds by wire only to the bank account on our records.

EXCHANGING SHARES

[You can exchange your Institutional shares for shares in certain other Chase Vista Funds.] For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-62-CHASE for details.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

[We may close your account if the balance in all Chase Vista Funds (except money market funds) falls below $1,000,000.] We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It is a subsidiary of BISYS Group, Inc. and is not affiliated with the Adviser or JPMC.

The Trust has agreements with certain shareholder servicing agents (including [Chase]) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional Shares of each Fund held by investors serviced by the shareholder servicing agent.

[Chase] and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services

HOW YOUR ACCOUNT WORKS

for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

The Adviser and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds intend to pay dividends annually.

Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affect-ed by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation. [ICON]

WHAT THE TERMS MEAN

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

LIQUIDITY: the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas. [ICON]

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Institutional Class Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended September 30, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by Ernst & Young LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FLEMING MID CAP VALUE FUND

                                                          Year      Year   11/13/97*
                                                         ended     ended          to
                                                       9/30/00   9/30/99     9/30/98
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------
Net asset value, beginning of period                    $13.56    $10.62      $10.00
----------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                  0.11      0.02        0.11
   Net realized and unrealized gain on investments        2.59      3.20        0.54

   Total from investment operations                       2.70      3.22        0.65
  Less distributions:
   From net investment income                            (0.09)    (0.10)      (0.03)
   From net realized gain                                (3.11)    (0.18)         --

   Total distributions                                   (3.20)    (0.28)      (0.03)
----------------------------------------------------------------------------------------
Net asset value, end of period                          $13.06    $13.56      $10.62
----------------------------------------------------------------------------------------
TOTAL RETURN                                             23.76%    30.41%       6.50%+
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (millions)                      $4.7      $3.6        $2.9
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed                4.24%     5.11%       7.72%++
  After fees waived and expenses absorbed                 0.97%     1.25%       1.25%++
----------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
(after fees waived and expenses absorbed)                 0.84%     0.06%       0.73%++
Portfolio turnover rate                                  98.95%   108.74%      73.34%+

 * Commencement of operations.
 + Not annualized.
++ Annualized.

FINANCIAL HIGHLIGHTS

FLEMING SMALL CAP GROWTH FUND

                                                          Year      Year   11/14/97*
                                                         ended     ended          to
                                                       9/30/00   9/30/99     9/30/98
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------
Net asset value, beginning of period                    $13.45     $9.47      $10.00
------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                          (0.08)     0.08        0.08
   Net realized and unrealized gain (loss)
   on investments                                         4.34      4.28       (0.59)

   Total from investment operations                       4.26      4.36       (0.51)
  Less distributions:
   From net investment income                            (0.04)    (0.09)      (0.02)
   From net realized gain                                (2.55)    (0.29)         --

   Total distributions                                   (2.59)    (0.38)      (0.02)
------------------------------------------------------------------------------------------
Net asset value, end of period                          $15.12    $13.45       $9.47
------------------------------------------------------------------------------------------
TOTAL RETURN                                             36.33%    46.61%      (5.15%)+
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period (millions)                      $4.0      $1.8        $1.1
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed                5.47%    10.19%      13.84%++
------------------------------------------------------------------------------------------
  After fees waived and expenses absorbed                 1.05%     1.35%       1.35%++
Ratio of net investment income to average net assets
------------------------------------------------------------------------------------------
(after fees waived and expenses absorbed)                (0.61%)   (0.68%)     (0.30%)++
------------------------------------------------------------------------------------------
Portfolio turnover rate                                  88.25%    70.75%      35.47%+
------------------------------------------------------------------------------------------

 * Commencement of operations.
 + Not annualized.
++ Annualized.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:

FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-08189

-C- 2000 The Chase Manhattan Corporation. All Rights Reserved.       _____, 2001



Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

   THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 22, 2001

                                     [LOGO]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                           ---------------, 2001

                               MID CAP VALUE FUND
                             SMALL CAP GROWTH FUND

          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10081

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Mid Cap Value Fund and Small Cap Growth Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund
Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the Funds Service Center at:

    1-800-348-4782
    Funds Service Center
    P.O. Box 419392
    Kansas City, MO 64141

                                                                     MFG-SAI-200

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Corporation...................................     3
Description of Permitted Investments..............     3
Investment Limitations............................     8
Management of the Corporation and the Funds.......     9
Computation of Yield and Total Return.............    15
Purchases, Redemptions and Exchanges..............    16
Determination of Net Asset Value..................    20
Taxes.............................................    20
Portfolio Transactions and Brokerage..............    21
Description of Shares.............................    23
Limitation of Directors' Liability................    23
Financial Information.............................    23

--------------, 2001

                                THE CORPORATION

    The Corporation (formerly named Fleming Capital Mutual Fund Group, Inc.), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997. The Articles of Incorporation permits the Corporation to offer 100 million shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board may increase the number of shares that the Corporation is authorized to issue without the approval of the Corporation's shareholders. The Board has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series, and to classify or reclassify any unissued shares with respect to such class or series. The shares of common stock are currently classified into two series: the Mid Cap Value Fund and the Small Cap Growth Fund (formerly Fleming Fund and Fleming Fledgling Fund, respectively).

    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Funds have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of either of the Funds may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) that Fund. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

    The Corporation bears the costs of its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, certain proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                      DESCRIPTION OF PERMITTED INVESTMENTS

    AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    CONVERTIBLE SECURITIES. Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

    Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

    Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

    No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

    There are risks associated with these activities, including the following:
(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

    A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

    In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

    ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

    INVESTMENT COMPANY SHARES. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

    INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation, or Baa or higher by Moody's Investors Service, Inc. or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

    MONEY MARKET INSTRUMENTS. Money market instruments are high-quality, dollar-denominated, short-term debt securities. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

    OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

    A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

    A Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

    A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

    A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

    All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

    Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

    PREFERRED STOCK. Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    REITS. A Fund may invest in common stocks or other securities issued by Real Estate Investment Trusts ("REITs"). REITs invest their capital primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

    A shareholder in a Fund that invests in REITs will bear not only his proportionate share of the expenses of the Fund , but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

    REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

    The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Corporation's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

    U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

    U.S. GOVERNMENT SECURITIES. Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

    U.S. TREASURY OBLIGATIONS. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

    WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

    SECURITIES LENDING. In order to generate additional income, a Fund may lend its securities to qualified broker-dealers or institutional investors, in an amount up to 33-1/3% of the total assets taken at market value, pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

    ZERO COUPON SECURITIES. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                             INVESTMENT LIMITATIONS

                              FUNDAMENTAL POLICIES

    The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

    No Fund may:

        (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.
        (2) Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.
        (3) Borrow money in an amount exceeding 33-1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.
        (4) Make loans if, as a result, more than 33-1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
        (5) Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REIT's, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
        (6) Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").
        (7) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

    The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

                            NON-FUNDAMENTAL POLICIES

    The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Directors.

    No Fund may:

        (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.
        (2)  Invest in companies for the purpose of exercising control.
        (3) Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.
        (4) Invest its assets in securities of any investment company, except as permitted by the 1940 Act.
        (5) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
        (6) Each Fund may not enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

                  MANAGEMENT OF THE CORPORATION AND THE FUNDS

                                  THE ADVISER

    The Corporation and Robert Fleming Inc. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

    The Adviser is a wholly-owned subsidiary of JP Morgan Chase & Co. JP Morgan Chase & Co. is a global financial services firm headquartered in New York. On August 1, 2000 Chase Manhattan Corporation acquired Robert Fleming Holdings Limited, which was Robert Fleming Inc.'s indirect parent. On December 14, 2000, Fund shareholders approved the Advisory Agreement with Robert Fleming Inc.

    The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Directors of the Corporation or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Corporation.

    The Adviser has contractually agreed to waive its advisory fee or reimburse expenses to each Fund for at least one year through March, 2002 to the extent necessary to limit the ratio of total operating expenses to average net assets to 0.75% and 0.85% for the Mid Cap Value Fund and the Small Cap Growth Fund, respectively. In subsequent years, overall Fund operating expenses will not fall below the applicable percentage limitation until the Adviser has been fully reimbursed for fees forgone and expenses paid. Any reductions made by the Adviser in its fees or payments or reimbursement of expenses which are a Fund's obligation are subject to reimbursement by the Fund. The Adviser believes that it is likely that the Funds will be of a sufficient size to permit the reimbursement of any such reductions or payments. However, there is no assurance that any such reimbursements will be made. Reimbursement is contingent upon the Adviser's determination that it will seek reimbursement from the Fund. In addition, the Board of Directors must approve any requested reimbursement. Further, any expenses which cannot be recouped within three years will never be reimbursed by the Fund. In other words, any unrecouped amount after the three year period would not require payment either on liquidation of the Fund or termination of the Advisory Agreement.

    For the fiscal year ended September 30, 2000, advisory fees for the Mid Cap Value Fund and the Small Cap Growth Fund were $32,908 and $28,012, respectively; and the Adviser reimbursed/waived the other expenses, including advisory fees, totaling $136,037 and $141,118, respectively. For the fiscal year ended September 30, 1999, advisory fees for the Mid Cap Value Fund and the Small Cap Growth Fund were $31,499 and $14,900, respectively; and the Adviser reimbursed/waived other expenses, including advisory fees, totaling $135,310 and $131,914, respectively. For the periods from November 13, 1997 through September 30, 1998 and November 14, 1997 through September 30, 1998, the advisory fees for the Mid Cap Value and Small Cap Growth Funds were $18,183 and $10,621, respectively, and the Adviser reimbursed/waived other expenses, including Advisory fees, totaling $131,012 and $134,932, respectively.

                               THE ADMINISTRATOR

    Pursuant to separate Administration Agreements (the "Administration Agreements"), The Chase Manhattan Bank ("Chase") is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    Investment Company Administration, LLC ("ICA") was the Funds' administrator until ____________, 2001. For the fiscal year ended September 30, 2000 and 1999, ICA received fees of $40,000 from each of the Mid Cap Value and Small Cap Growth Funds, respectively. For the periods from November 13, 1997 through September 30, 1998 and November 14, 1997 through September 30, 1998, ICA received fees of $35,288 and $35,178 from the Mid Cap Value and Small Cap Growth Funds, respectively.

                               DISTRIBUTION PLANS

    The Corporation has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of the Funds as described in the Prospectuses, which provide that such classes of the Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other Chase Vista Funds.

    Class B and Class C shares pay a Distribution Fee of up to 1.00% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 1.00% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    [Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers.] Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 1.00% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or

Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Directors"). Each
Distribution Plan was approved on January   , 2001. Each Distribution Plan
requires that the Trust shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Corporation has entered into a Distribution and Sub-Administration
Agreement dated           , 2001 (the "Distribution Agreement") with the
Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Corporation pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Corporation, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Directors who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Corporation on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Directors of the Corporation, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Corporation has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis.

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

    Chase and its affiliates and the Chase Vista Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

    The Corporation has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund, and receives such compensation as is from time to time agreed upon by the Corporation and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.

              DIRECTORS AND PRINCIPAL OFFICERS OF THE CORPORATION

    The management and affairs of the Corporation are supervised by the Directors under the laws of the State of Maryland. The Directors and Officers of the Corporation and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Corporation pays the fees to unaffiliated Directors for their service as directors.

    Unless otherwise noted, the business address of each Director and each Officer is 320 Park Avenue, New York, New York 10022.

    JONATHAN K.L. SIMON * (BORN 1/13/59)--Chairman of the Board of Directors and President--A Director of Robert Fleming Inc. from 1991 to the present. Portfolio manager with various affiliates of Robert Fleming Inc. from 1980 to the present.

    ROBERT E. MARKS (BORN 1/12/52)--Director--Private invests in of Marks Ventures, Inc. from 1994 to the present. Managing Director of Carl Marks & Co. from 1992 to 1995.

    MICHAEL A. PETRINO (BORN 1/26/46)--Director--Chief Investment Officer at StockJungle.com from October 1999 to 2000. Chief Investment Officer of Calport Asset Management from 1995 to 1999.

    DOMINIC S. SOLLY (BORN 5/21/52) -- DIRECTOR--Teacher for the New York City Board of Education since 1996. Consultant for Kleinwort Benson Ltd. (investment adviser) in 1996. Investment banker with Kleinwort Benson Ltd. from 1976 to 1994.

    CHRISTOPHER M.V. JONES + (BORN 11/8/60)--Vice President--Director of Robert Fleming Inc. since 1991. Portfolio manager with various affiliates of Robert Fleming Inc. since 1982.

    ARTHUR A. LEVY + (BORN 11/4/42)--Treasurer--Director of Robert Fleming Inc. from 1985 to the present. Chairman of Robert Fleming Inc. since November 2000. Vice Chairman of Robert Fleming Holdings Limited since 1989 and President of Robert Fleming Inc., from April of 1998 to November 2000.

    LARRY A. KIMMEL + (BORN 10/20/47)--Secretary--Director of Compliance of Robert Fleming Inc. from 1996 to present. Compliance Director of Westminster Research Associates, Inc. from 1995 to 1996. President and Director of Robert Fleming Inc. since November 2000. Senior Vice President of Robert Fleming Inc. from 1996 to present.

+ This person is an affiliate of the Adviser and the Funds.

* This Director is an "Interested person" of the Funds, as defined under the 1940 Act.

    The Corporation paid the following compensation to the Directors for the fiscal year ended September 30, 2000. No other compensation or retirement benefits were received by any Director or officer from the Registrant or other registered investment company in the Corporation.

                                                     TOTAL COMPENSATION
NAME OF DIRECTOR                                    FROM THE CORPORATION
----------------                                    --------------------
Robert E. Marks                                            $3,750
Michael A. Petrino                                         $5,000
Dominic S. Solly                                           $5,000
Jonathan K.L. Simon*                                         None
Christopher M.V. Jones*                                      None

* "Interested person" of the Funds, as defined under the 1940 Act. Because of the recent acquisition of Robert Fleming Holdings Limited by The Chase Manhattan Corporation, Mr. Jones resigned on August 1, 2000 to comply with
  Section 15(f) of the 1940 Act, which requires that the Corporation's Board of Directors be comprised of at least 75% independent directors for a period of three years following the date of the acquisition.

                                 CODE OF ETHICS

    The Corporation, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code permits, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Funds. Each code has been filed as an exhibit to this registration statement and is available upon request by contacting the SEC.

                      CONTROL PERSONS AND SHARE OWNERSHIP

    As of January 8, 2001, to the knowledge of the Funds, the following shareholders owned of record 5% or more of the outstanding shares of the respective Funds indicated:

                                                                           NUMBER OF     PERCENT
NAME OF FUND                          NAME AND ADDRESS OF RECORD OWNER    SHARES OWNED  OF SHARES
------------                         -----------------------------------  ------------  ---------
Mid Cap Value Fund.................  Robert Fleming Inc.                      133,985     40.80%
                                     New York, NY 10022
                                     Vincenzo Vigna                            47,585     14.49%
                                     Charlestown, RI 02813
                                     Jonathan K. Simon                         40,982     14.31%
                                     Greenwich, CT 06830
                                     Robert E. Marks                           22,194      6.76%
                                     Greenwich, CT 06831
Small Cap Growth Fund..............  Robert Fleming Inc.                      254,600     78.14%
                                     New York, NY 10022
                                     Christine A. Mohr                         45,369     13.92%
                                     New York, NY 10128

    The persons listed above as owning 25% or more of the outstanding shares of each Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

    As of January 8, 2001, the Trustees and officers of the Corporation, as a group, owned 22.24% of the outstanding shares of the Mid Cap Value Fund and owned 1.37% of the outstanding shares of the Small Cap Growth Fund.

                     COMPUTATION OF YIELD AND TOTAL RETURN

    From time to time the Corporation may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

    Yield = 2[((a-b)/cd + 1) TO THE POWER OF 6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. A Fund may periodically compare its performance to that of other mutual funds as reported by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may also quote the Frank Russell Company or Wilshire Associates consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of a Fund's portfolio. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

    A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

    The total return of a Fund refers to the average compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

              AVERAGE ANNUAL TOTAL RETURNS OF INSTITUTIONAL SHARES
                            As of September 30, 2000

                                          1 YEAR  SINCE INCEPTION
                                          ------  ---------------
Mid Cap Value Fund                        23.76%         20.68%
Small Cap Growth Fund                     36.33%         24.88%

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                       SALES CHARGE AS A PERCENTAGE OF:        AMOUNT OF SALES CHARGE
AMOUNT OF TRANSACTION                -------------------------------------    REALLOWED TO DEALERS AS A
AT OFFERING PRICE($)                 OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
--------------------                 ---------------  --------------------  -----------------------------
Under 100,000                             5.75                6.10                      5.00
100,000 but under 250,000                 3.75                3.90                      3.25
250,000 but under 500,000                 2.50                2.56                      2.25
500,000 but under 1,000,000               2.00                2.04                      1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million. 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer

Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the Funds Service Center for details about Chase Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-Chase Vista mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. The money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M shares for purposes of the discount privileges and programs described above.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the Chase Vista Funds.

    Shareholders of record of any Chase Vista fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M shares of any Chase Vista fund, provided there is no change in account registration.

    Shareholders of other Chase Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                        DETERMINATION OF NET ASSET VALUE

    The securities of each Fund may be valued by an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general supervision of the Directors.

                                     TAXES

    The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                               FEDERAL INCOME TAX

    The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

    In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

    Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

    In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who
(1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

    Distributions from net investment income may qualify for the dividends-received deduction for corporation shareholders only to the extent such distributions are derived from dividends paid by domestic corporations.

    Certain securities purchased by a Fund are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

    Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 in the year declared, if paid by the Fund at any time during the following January. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

    If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

                                  STATE TAXES

    No Fund is liable for any income or franchise tax in Maryland if it qualifies as a RIC for federal income tax purposes and avoids liability for federal income taxes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

    The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

    It is expected that the Funds may execute brokerage or other agency transactions through Robert Fleming Inc. or its affiliates, (each an "affiliated broker") each of which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Corporation and the affiliated broker expressly permitting the affiliated broker to receive and retain such compensation. These rules further require that commissions paid to the affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors, including those who are not "interested persons" of the Corporation, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

    Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

    The Adviser serves as investment adviser to other clients and investment vehicles which may invest in securities of the same issuers as those in which the Funds invest. The Adviser also may invest for its own account and for the accounts of its affiliates. Certain of the Adviser's activities may cause it to come into possession of material, nonpublic information ("inside information") about an issuer. When the Adviser is in possession of inside information about an issuer, the Adviser may be unable to cause the Funds to purchase or sell securities of that issuer until the information is released to the public or is no longer material. As a result, the Funds may be unable to purchase certain suitable securities, or sell certain securities that it already owns, at the most opportune time. In particular, a Fund's inability to sell a security that it already owns may require the Fund to treat the security as an illiquid security and may have a negative effect on the Fund's valuation of the security. Should the Fund already own a significant amount of illiquid securities, it could be forced to sell other illiquid securities at inopportune times and at prices below what could theoretically be realized in order to comply with the Fund's 15% limit on holding illiquid securities.

    For the fiscal year ended September 30, 2000, the brokerage commissions paid by the Mid Cap Value and Small Cap Growth Funds totaled $13,065 and $3,689, respectively. Of such amounts $284 and $54 was paid, respectively, to firms for research, statistical or other sources provided to the adviser. For the fiscal year ended September 30, 1999, the brokerage commissions paid by the Mid Cap Value and Small Cap Growth Funds totaled $12,966 and $1,977, respectively. For the period ended September 30, 1998, brokerage commissions paid by the Mid Cap Value and Small Cap Growth Funds' totaled $10,563 and $1,878, respectively.

                             DESCRIPTION OF SHARES

    The Articles of Incorporation authorizes the issuance of an unlimited number of series and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

    A Director may be removed by Shareholders at a special meeting called upon written request of majority of Shareholders entitled to cast votes at the meeting. If such a meeting is requested, the Corporation will provide appropriate assistance and information to the Shareholders requesting the meeting to the extent required by law.

                       LIMITATION OF DIRECTORS' LIABILITY

    The Articles of Incorporation provides that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provides that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                             FINANCIAL INFORMATION

    The financial statements as of and for the year ended September 30, 2000 have been audited by Ernst & Young LLP, independent auditors, as indicated in their report dated November 15, 2000 with respect thereto, and are contained in the Annual Report to Shareholders which is incorporated herein by reference to the Annual Report.

                         FLEMING MUTUAL FUND GROUP, INC.
                                    FORM N-1A
                                     PART C

Item 23. Exhibits:

      (1)      Articles of Incorporation
               (a) Agreement and Declaration of Trust.(1)
               (b) Articles of Incorporation.(2)
               (b) Articles of Merger.(2)
      (2)      (a) By-Laws.(1)
               (b) By-Laws.(2)
      (3)      Instruments Defining Rights of Security Holders - Not applicable.
      (4)      Investment Advisory Agreement.(3)
      (5)      Distribution Agreement.(4)
      (6)      Benefit Plan(s) - Not applicable.
      (7)      Custodian Agreement.(4)
      (8)      (a) Administration Agreement.(4)
               (b) Transfer Agent Agreement.(4)
               (c) Account Services Agreement.(4)
               (d) Form of  Operating Expense Agreement.(3)
      (9)      Opinion and Consent of Counsel as to legality of Shares.
               To be filed by Amendment.
      (10)     Opinion and Consent of Independent Auditors.
               To be filed by Amendment.
      (11)     Financial Statements omitted from Item 23 - Not applicable.
      (12)     Initial Capital Agreements - Not applicable.
      (13)     Rule 12b-1 Plan - To be filed by Amendment.
      (14)     Financial Data Schedule - No longer required.
      (15)     Rule 18f-3 Plan - To be filed by Amendment.
      (16)     Code of Ethics
               (a) Fleming Mutual Fund Group, Inc.(6)
               (b) Robert Fleming Inc.(6)
               (c) First Fund Distributors, Inc.(6)

----------

(1) Incorporated by reference to the Form N-1A Registration Statement filed on April 24, 1997.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed on September 30, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 7 to the Form N-1A Registration Statement filed on January 25, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Form N-1A Registration Statement filed on April 30, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed on February 1, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 6 to the Form N-1A Registration Statement filed on November 29, 2000.

Item 24. Persons Controlled by or Under Common Control with Registrant.

              Not applicable.

Item 25. Indemnification.

              Article VIII of the Articles of Incorporation, filed as Exhibit 1(b) to the Registration Statement, is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of

1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

                  Information about Fleming Mutual Fund Group, Inc. is set forth in Part B under "Management of the Corporation and the Funds."

Item 27. Principal Underwriter.

         (a) First Fund Distributors, Inc. is the principal underwriter for the following investment companies or series thereof:

                  Advisors Series Trust
                  Brandes Investment Funds
                  Builders Fixed Income Fund, Inc.
                  Dessauer Global Equity Fund
                  Fleming Mutual Fund Group, Inc.
                  Fremont Mutual Funds, Inc.
                  Investec Funds
                  Investors Research Fund, Inc,
                  Jurika & Voyles Fund Group
                  Kayne Anderson Mutual Funds
                  Masters' Select Investment Trust
                  PIC Investment Trust
                  Professionally Managed Portfolios
                  Rainier Investment Management Mutual Funds
                  Rochdale Investment Trust
                  RNC Mutual Fund Group, Inc.
                  The Purisima Funds
                  Trust For Investment Managers


         (b) The following information is furnished with respect to the officers of First Fund Distributors, Inc.:

Name and Principal                       Position and Offices with First Fund         Positions and Offices
Business Address*                        Distributors, Inc.                           with Registrant
-----------------                        ------------------------------------         ---------------------
Robert H. Wadsworth                      President and Treasurer                               N/A

Steven J. Paggioli                       Vice President and Secretary                 Assistant Secretary

Eric M. Banhazl                          Vice President                               Assistant Treasurer

* The principal business address of persons and entities listed is 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018.

Item 28. Location of Accounts and Records.

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                  (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                          Firstar Institutional Custody Services
                          425 Walnut Street
                          Cincinnati, OH  45202

                  (b) With respect to Rules 31a-1(a); 31a-1(b); (2)(iii) and (4), the required books and records are maintained at the offices of Registrant's Administrator:

                          Investment Company Administration, LLC
                          2020 E. Financial Way
                          Suite 100
                          Glendora, CA 91741

                  (c)     With respect to Rules 31a-1(b)(5), (6), (7), (9),
                  (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's
                  Adviser:

                          Robert Fleming Inc.
                          320 Park Avenue
                          New York, NY  10022

                  (d) With respect to Rules 31a-1(b)(iv) and (8), the required books and records are maintained at the offices of Registrant's Transfer Agent and Accounting Services Agent:

                          Countrywide Fund Services, Inc.
                          312 Walnut Street
                          21st Floor
                          Cincinnati, Ohio 45202

                  (e) With respect to Rule 31a-1(d), certain required books and records will be maintained at the offices of the Registrant's Principal Underwriter:

                          First Fund Distributors, Inc.
                          4455 E. Camelback Road
                          Suite 261E
                          Phoenix, AZ 85018

Item 29. Management Services.

                  There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

                  None.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21 day of February, 2001.

                                           Fleming Mutual Fund Group, Inc.


                                           By: /s/ Jonathan K. L. Simon
                                               -----------------------------
                                               Jonathan K. L. Simon
                                               President

Attest:

/s/ Arthur A. Levy
------------------------
Arthur A. Levy, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Jonathan K. L. Simon         President and Chairman of the     February 21, 2001
---------------------------      Board
Jonathan K. L. Simon

/s/ Robert E. Marks*             Director                          February 21, 2001
---------------------------
Robert E. Marks

/s/ Michael A. Petrino*          Director                          February 21, 2001
---------------------------
Michael A. Petrino

/s/ Dominic S. Solly*            Director                          February 21, 2001
---------------------------
Dominic S. Solly

/s/ Arthur A. Levy               Treasurer                         February 21, 2001
---------------------------      (Chief Financial Officer)
Arthur A. Levy

*By: /s/ Larry A. Kimmel
     ----------------------
     Larry A. Kimmel, pursuant to a Power of Attorney as filed with Post-Effective Amendment No. 1